UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2012

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California (Address of principal executive offices)	94107 (Zip Code)

(Registrant’s telephone number, including area code):  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01            NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

FiberTower has previously disclosed that it received a letter from the Nasdaq Stock Market stating that FiberTower no longer complied with the rules required for continued listing on Nasdaq under Nasdaq Listing Rule 5250(c)(1).   FiberTower was provided with an initial period of 60 calendar days during which it could submit a plan to regain compliance.  By letter dated January 19, 2012, Nasdaq notified FiberTower that, in accordance with Listing Rule 5810(b), FiberTower’s failure to submit a plan within such time period has made FiberTower subject to delisting.  The letter provides that, absent an appeal by FiberTower of the Nasdaq staff’s determination, trading in FiberTower’s common stock will be suspended at the opening of business on January 30, 2012, and Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission to remove the Company’s securities from listing and registration on Nasdaq.  The Company has the right to appeal the Nasdaq staff’s determination to suspend trading in the Company’s securities and its delisting and deregistration from Nasdaq, but does not expect to do so.  Effective Monday, January 30, 2012 the Company anticipates that its common stock will commence trading under the symbol FTWR on the OTC Pink-Limited Information Tier, operated by OTC Markets Group.  The Company’s common stock will cease trading on Nasdaq at the opening of the market on Monday, January 30, 2012.

ITEM 7.01                                       REGULATION FD DISCLOSURE

On January 25, 2012, FiberTower Corporation issued a press release announcing (1) that it had retained a financial advisor and (2) that it had received notice from Nasdaq that its common stock will be delisted from Nasdaq effective at the opening of the market on Monday, January 30, 2012.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  The information presented under this Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description

99.1	Press release dated January 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: January 25, 2012	By:	/s/ Kurt Van Wagenen
		Name:	Kurt Van Wagenen
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated January 25, 2012.